STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Pruco Life of New Jersey Variable Appreciable Account
Pruco Life of New Jersey Variable Insurance Account

Supplement dated May 24, 2022,
to
Statement of Additional Information dated May 1, 2022,
for
Variable Appreciable Life®, Variable Life Insurance, PruLife® Custom Premier,
PruLife® Custom Premier II, VUL Protector®, and PruLife® SVUL Protector® Contracts

This supplement updates and amends certain information contained in the current statement of additional information for your variable universal life insurance Contract, as well as any subsequent supplements thereto. You should read this supplement carefully and retain it for future reference.

The first paragraph in the Services And Third-Party Administration Agreements subsection is hereby deleted and replaced with the following.

Pruco Life of New Jersey and Prudential have entered into a Service Agreement pursuant to which Prudential furnishes to Pruco Life of New Jersey various services, including preparation, maintenance, and filing of accounts, books, records, and other documents required under federal or state law, and various other accounting, administrative, and legal services, which are customarily performed by the officers and employees of Prudential. Pruco Life of New Jersey reimburses Prudential for its costs in providing such services. Under this Agreement, Pruco Life of New Jersey has reimbursed Prudential $21,727,513 in 2021, $23,751,028 in 2020, and $21,087,962 in 2019, of which the life business accounted for $12,185,935, $11,531,667, and $8,115,554, respectively.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR STATEMENT OF ADDITIONAL INFORMATION

SAIPRODSUP003
VAL2, VLI2, PCP1, PCP2, PCP214, PCP215, PCP219, VULP18, VULP21, SVULP, SVULP20, SVULP21